STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2003-HC1

Payment Number	1
Beginning Date of Collection Period	01-Jun-03
End Date of Collection Period	30-Jun-03
Payment Date	21-Jul-03
Previous Payment Date	n/a

Funds Disbursement
Available Payment Amount and Skip-A-Pay Advance/Reimbursement	40,425,104.41
Principal Collections	31,376,799.62
Interest Collections (net of servicing fee and principal recoveries)	8,501,257.40
Servicing Fee	547,047.39
Principal Recoveries	-
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	40,425,104.41
Interest Paid to Notes	961,175.28
Principal Paid to Notes	38,916,881.74
Transferor - pursuant to 5.01 (a) (xii)	-
Servicing Fee	547,047.39

Balance Reconciliation

Beginning Pool Balance	1,312,913,741.20
Principal Collections (including repurchases)	31,376,799.62
Losses	0.00
Ending Pool Balance	1,281,536,941.58

Collateral Performance
Cash Yield (% of beginning balance)	8.27%
Loss Rate (net of principal recoveries; % of beginning balance)	0.00%
Net Yield	8.27%
Cumulative Losses (% of original pool balance)	0.00%
Delinquent Loans
One Payment Principal Balance of loans	9,288,304.58
One Payment Number of loans	75
Two Payments Principal Balance of loans	373,451.03
Two Payments Number of loans	4
Three+ Payments Principal Balance of loans	0.00
Three+ Payments Number of loans	-

Two+ Payments Delinquency Percentage	0.03%
Two+ Payments Rolling Average	0.03%

Mortgage Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	9,596
Number outstanding end of period	9,392
Number of REO	-
Principal Balance of REO	0.00

Overcollateralization
Begin OC Amount	114,880,741.20
OC Release Amount	0.00
Extra Principal Payment Amount	7,540,082.12
End OC Amount	122,420,823.32

Target OC Amount	157,549,648.94
Interim OC Amount	114,880,741.20
Interim OC Deficiency	42,668,907.74

Monthly Excess Cashflow	7,540,082.12
Principal Payment Amount	31,376,799.62
Principal Collections	31,376,799.62
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,312,913,741.20
Accrued Servicing Fee unpaid for previous Collection Periods	-

Interest Calculations
1 month LIBOR	1.12000%
Class A Formula Rate (1-mo. Libor plus 35bps)	1.47000%
Class A Note Rate	1.47000%
Class M Formula Rate (1-mo. Libor plus 65bps)	1.77000%
Class M Note Rate	1.77000%
Available Funds Cap	13.09263%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	33.259815
2. Principal Payment per $1,000	32.483981
3. Interest Payment per $1,000	0.775833

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.47000%
2. Days in Accrual Period	19

3. Class A Interest Due	774,137.36
4. Class A Interest Paid	774,137.36
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	997,814,000.00
2. Class A Principal Due	32,412,971.46
3. Class A Principal Paid	32,412,971.46
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	965,401,028.54

7. Class A Note Principal Amount (EOP) as a % of Original Class A Note Balance
8. Class A Note Principal Amount as a % of the Pool Amount, EOP	0.7533150

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	33.418148
2. Principal Payment per $1,000	32.483981
3. Interest Payment per $1,000	0.934167

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.77000%
2. Days in Accrual Period	19

3. Class M Interest Due	187,037.92
4. Class M Interest Paid	187,037.92
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	200,219,000.00
2. Class M Principal Due	6,503,910.28
3. Class M Principal Paid	6,503,910.28
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	193,715,089.72

7. Class M Note Principal Amount (EOP) as a % of Original Class M Note Balance
8. Class M Note Principal Amount as a % of the Pool Amount, EOP	0.1511584